Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

LEDDARTECH INC.

Corporate name / Dénomination sociale

1039504-8

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Isabelle Foley

Deputy Director / Directeur adjoint

2021-11-01

Date of amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Form 4 Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4 Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
LEDDARTECH INC.

2 Corporation number
Numéro de la société
1039504-8

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Charles Boulanger

Charles Boulanger
418-653-9000

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

SCHEDULE 2021-1

**PERTAINING TO SHARE CAPITAL OF
LEDDARTECH INC.
(THE "CORPORATION")**

1. **The authorized share capital of the Corporation is amended as follows:**

(a) the rights, privileges, restrictions and conditions attaching to the Common shares, the Class A preferred shares, the Class B preferred shares, the Class C preferred shares, the Class M preferred shares, issuable in series, consisting of Class M preferred shares, series 2014, Class M preferred shares, series 2017 and Class M preferred shares, series 2020, are amended and restated with the rights, privileges, restrictions and conditions set out in this Schedule 2021-1;

(b) the authorized capital of the Corporation is amended by the creation of an unlimited number of Class D-1 preferred shares and an unlimited number of Class D-2 preferred shares having the rights, privileges, restrictions and conditions set out in this Schedule 2021-1;

(c) the authorized capital of the Corporation, after giving effect to the foregoing amendments, consists of:

(i) an unlimited number of Common shares;

(ii) an unlimited number of Class A preferred shares;

(iii) an unlimited number of Class B preferred shares;

(iv) an unlimited number of Class C preferred shares;

(v) an unlimited number of Class D-1 preferred shares;

(vi) an unlimited number of Class D-2 preferred shares;

(vii) an unlimited number of Class M preferred shares, issuable in series, consisting of:

A. an unlimited number of Class M preferred shares, series 2014;

B. an unlimited number of Class M preferred shares, series 2017; and

C. an unlimited number of Class M preferred shares, series 2020.

To the effect that on the date appearing on the certificate issued by the Director and attesting to the amendments hereinbefore described, Schedule 2020-1 of the Articles of Amendment attached to the Certificate of Amendment dated December 16, 2020 is cancelled and replaced by this Schedule 2021-1.

2. **Description of the authorized share capital of the Corporation:**

The share capital of the Corporation consists of an unlimited number of common shares (the "**Common Shares**"), an unlimited number of Class A preferred shares (the "**Class A Shares**"),

an unlimited number of Class B preferred shares (the "**Class B Shares**"), an unlimited number of Class C preferred shares (the "**Class C Shares**", and together with the Class A Shares and the Class B Shares, the "**Preferred Shares**"), an unlimited number of Class D-1 preferred shares (the "**Class D-1 Shares**"), an unlimited number of Class D-2 preferred shares (the "**Class D-2 Shares**", and together with the Class D-1 Shares, the "**Class D Preferred Shares**") and an unlimited number of Class M preferred shares, issuable in series, consisting of an unlimited number of Class M preferred shares, series 2014 (the "**Class M Shares Series 2014**"), an unlimited number of Class M preferred shares, series 2017 (the "**Class M Shares Series 2017**") and an unlimited number of Class M preferred shares, series 2020 (the "**Class M Shares Series 2020**", and together with the Class M Shares Series 2014 and the Class M Shares Series 2020, the "**Class M Shares**"), to which the rights, privileges, restrictions and conditions described below attach.

The Corporation may not effect a Liquidation Event unless the agreement or other instrument whereby such Liquidation Event is implemented provides that the consideration payable to the holders of Shares be allocated in accordance with Part II.

PART I - DEFINITIONS

For the purpose of the provisions of these articles of amendment, the following definitions shall apply:

"**Additional Shares**" shall mean Shares of any class issued or, in the case of Options and Convertible Instruments, deemed to be issued by the Corporation after the Initial Closing, other than: (i) Class D-1 Shares issued pursuant to the subscription agreement entered into on or about the date of the Initial Closing with respect to the issuance of Class D-1 Shares, Class D-2 Shares issuable pursuant to the subscription agreement and the conversion agreements (in the French language), as applicable, in each case entered into on or about the date of the Initial Closing with respect to the conversion of the then outstanding convertible notes into Class D-2 Shares, Shares issuable upon conversion of any of the Preferred Shares or any of the Class D Preferred Shares, or as a dividend or distribution on the Preferred Shares or on the Class D Preferred Shares; (ii) Shares or Convertible Instruments issued to strategic partners (including issuances of shares to customers and contract partners of the Corporation) or to parties that are providing the Corporation with leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar transactions, in each case under arrangements that are approved by the Board, provided that the aggregate number of shares or Convertible Instrument issued pursuant to such issuance does not exceed, in the aggregate, 1% of the issued and outstanding Common Shares immediately following the date of the last tranche of the initial issuances of Class D Shares, on a fully-diluted basis; (iii) Common Shares issuable upon a stock split, stock dividend, or any subdivision of shares of Common Shares; provided however, that this clause (iii) will apply only to the extent that if such clause is not applied, then there would be a double adjustment for the same event; or (iv) Common Shares issued or issuable to employees or directors of, or consultants to, the Corporation pursuant to any incentive plan approved by the Board.

"**As-Converted Basis**" means, when performing a calculation, the number of Common Shares that have been issued and that are issuable upon conversion of any issued and outstanding Preferred Shares and Class D Preferred Shares.

"**Board**" shall mean the board of directors of the Corporation.

"**Business Day**" means any day other than a Saturday, Sunday or other day on which the principal commercial banks in Montreal, Québec, San Diego, California or in Munich, Germany are not open for business during normal business hours.

"**CBCA**" means the *Canada Business Corporations Act*, as may be amended from time to time.

"**Class M Share Redemption Value**" means the aggregate amount of the Class M Share Subscription Price of any series of Class M Shares in exchange for which a holder of such series of Class M Shares had been issued options to acquire such series of Class M Shares under the applicable MSOP.

"**Class M Share Subscription Price**" means the amount of the reduction in compensation (in Canadian dollars and per Class M Share) in exchange for which a holder of any series of Class M Shares had been issued options to acquire such series of Class M Shares under the applicable MSOP.

"**Convertible Instrument**" means securities convertible into or exchangeable for Shares or shares of any Subsidiary, including debentures, convertible loans, warrants, Options, share purchase plans or any other convertible securities or instruments.

"**Discount Price**" means the Exit Price multiplied by a percentage equal to (i) 85% if the closing of the Conversion Event (as defined in paragraph C(9)) occurs within 12 months of the Initial Closing, (ii) 80% if the Conversion Event occurs between 12 and 18 months after the Initial Closing or (iii) 75% if the Conversion Event occurs thereafter.

"**Exit Price**" means (i) in connection with an initial public offering the price per Common Share offered to the public pursuant to the initial public offering, (ii) in connection with a merger transaction with a special purpose acquisition company (a **"SPAC Transaction"**), the valuation of the pre-merger business acquired in connection with the SPAC Transaction divided by the fully diluted capitalization of the Corporation immediately prior to the SPAC Transaction, or (iii) in connection with a Liquidation Event, the price per Common Share on a Fully Diluted Basis implied by the valuation of the Corporation contemplated by such Liquidation Event.

"**Fully Diluted Basis**" means when performing a calculation, that, in both the numerator and the denominator forming part of such calculation, effect is given to the issuance in full of any Shares issuable pursuant to any existing rights of Persons to receive, or obligations of the Corporation to issue, any Shares, including pursuant to any Convertible Instruments, regardless of whether any such Convertible Instruments are vested, in or out of the money, or otherwise exercisable or convertible in accordance with their respective terms.

"**Initial Closing**" means on or about the date of these articles of amendment.

"**Lead Investor**" means FS LT Holdings LP or one of its "Permitted Transferees", as such term is defined in the Shareholders Agreement.

"**Liquidation Event**" shall mean (i) a merger, amalgamation, reorganization, recapitalization, consolidation or other transaction, other than a Qualified IPO, involving the Corporation and any other Person in which the Persons who were Shareholders immediately prior to such merger, amalgamation, reorganization, recapitalization, consolidation or other transaction own less than fifty percent (50%) of the Shares on an As-Converted Basis of the surviving or continuing entity after such merger, amalgamation, reorganization, recapitalization, consolidation or other transaction; (ii) the sale, exchange or transfer by the Shareholders, in a single transaction or series of related transactions, of Shares representing not less than fifty percent (50%) of the Shares on an As-Converted Basis; (iii) the sale, lease, license, abandonment, transfer or other disposition of all or substantially all the assets of the Corporation, in a single transaction or related transactions, or the exclusive license of all or substantially all of the Corporation's material intellectual property and technology, or (iv) a dissolution or a voluntary or involuntary winding-up or liquidation of the Corporation or any other distribution, in whole or in part, of the property or assets of the Corporation to its Shareholders, in each case, subject to any approval required under the Shareholders Agreement, including sections 4.1 and 8.3.4 thereof. Notwithstanding anything to the contrary in these articles of amendment, the following situation would also be considered as a Liquidation Event for the purpose hereof: a transaction or series of related

transactions that results in an existing Shareholder increasing its ownership of shares to more than fifty percent (50%) of the Common Shares on an As-Converted Basis, except as a result of a bona fide equity financing involving only existing Shareholders.

"**Liquidation Preference**" means each of the Class D-1 Liquidation Preference, the Class D-2 Liquidation Preference, the Class C Liquidation Preference, the Class B Liquidation Preference, the Class M Liquidation Preference and the Class A Liquidation Preference.

"**MSOP**" means, collectively, the management stock option plan of the Corporation adopted as of June 18, 2015, the management stock option plan of the Corporation adopted as of December 19, 2017, and the management stock option plan of the Corporation adopted as of September 30, 2020, in each case, as amended, supplemented, restated or replaced from time to time.

"**Options**" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Shares or Convertible Instruments, excluding options granted to or shares of restricted stock acquired by employees, directors or consultants of the Corporation pursuant to the Corporation's stock option plans and any Shares issuable upon exercise of such options or shares of restricted stock.

"**Original Class D Preferred Issue Price**" means, with respect to the Class D-1 Shares, US$96.7192 per share and with respect to the Class D-2 Shares, US$69.6378 per share, in each case, as adjusted for any stock dividends, combinations, splits, recapitalizations and the like.

"**Person**" or "**Persons**" means a natural person, partnership, limited or general partnership, corporation, limited or unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity or governmental entity, and pronouns have a similarly extended meaning.

"**Qualified IPO**" has the meaning given to it in the Shareholders Agreement.

"**Shareholders**" means any Person who owns Shares.

"**Shareholders Agreement**" means the amended and restated unanimous shareholders agreement of the Corporation dated the date hereof as may amended from time to time.

"**Shares**" means the Common Shares, the Class A Shares, the Class B Shares, the Class C Shares, the Class D-1 Shares, the Class D-2 Shares and the Class M Shares and any other class or series of shares of the Corporation that may be created or authorized.

"**Subscription Price**" means the Class A Subscription Price, the Class B Subscription Price or the Class C Subscription Price, as applicable for each such Share.

PART II - RIGHTS ATTACHING TO SHARES

A. COMMON SHARES:

(1) **Dividends**. Subject to the rights and privileges attaching to the Class D Preferred Shares, the holders of Common Shares (the "**Common Shareholders**") are entitled, *pari passu* with the holders of Class A Shares (the "**Class A Shareholders**"), the holders of Class B Shares (the "**Class B Shareholders**") and the holders at Class C Shares (the "**Class C Shareholders**", and collectively with the Class A Shareholders and the Class B Shareholders, the "**Preferred Shareholders**"), in proportion to the number of Shares held by each on an As-Converted Basis, to receive any dividend declared by the Corporation, the amount of which as well as the date, the time and the

terms or manner of payment of which shall be at the discretion of the Board. No dividends shall be declared or paid on the Common Shares unless a dividend (or a return of stated capital in the case of a Preferred Share or a Class D Preferred Share) of equal amount, is concurrently declared and paid on the Preferred Shares and the Class D Preferred Shares.

(2) **Participation**. Subject to the rights and privileges attaching to the Class D Preferred Shares, the Class C Shares, the Class B Shares, the Class M Shares and the Class A Shares, the Common Shareholders are entitled, in proportion to the number of Common Shares held by each, to share the remaining property of the Corporation upon the occurrence of a Liquidation Event.

(3) **Limitation**. In addition to the conditions set out in the CBCA and the Shareholders Agreement, the Corporation may not pay or declare any dividend with respect to the Common Shares nor purchase by mutual consent or otherwise acquire any of such Shares if, by so doing, the Corporation would have insufficient net assets to pay the amount to which the Preferred Shareholders are entitled pursuant to Section B(2) below, the amount to which the holders of Class D Preferred Shares are entitled pursuant to Section C(2) and the amount to which the holders of Class M Shares are entitled pursuant to Section D(2) below.

(4) **Right to vote**. The Common Shareholders are entitled to receive notice of any meeting of the Shareholders, to attend such meeting and to vote thereat; except at meetings where the right to vote is restricted to another class of Shareholders. Each Common Share confers one (1) vote to the holder thereof. Except as required by applicable law, hereunder or contractually (including under the Shareholders Agreement), the Common Shareholders will vote together with the Preferred Shareholders and the Class D Preferred Shareholders (as defined below) (voting on an As-Converted Basis) and any other class of shares as a single class on all matters submitted to a vote of Shareholders. The Common Shareholders are not entitled to vote separately as a class upon any proposal to amend the articles of the Corporation to: (i) increase or decrease any maximum number of authorized shares of such class, or increase any maximum number of authorized shares of a class or series having rights or privileges equal or superior to the shares of such class; (ii) effect an exchange, reclassification or cancellation of all or part of the shares of such class; or (iii) create a new class or series of shares having rights or privileges equal or superior to the shares of such class, subject that such proposal to amend has been validly approved by the Board and the Shareholders in accordance with the provisions of the Shareholders Agreement.

B. PREFERRED SHARES:

(1) **Dividends**. Subject to the rights and privileges attaching to the Class D Preferred Shares, the Preferred Shareholders are entitled, *pari passu* with the Common Shareholders, in proportion to the number of Shares held by each on an As-Converted Basis, to receive any dividend declared by the Corporation, the amount of which as well as the date, the time and the terms or manner of payment of which shall be at the discretion of the Board, it being understood that any distribution in the form of a dividend that would otherwise be paid on the Class C Preferred Shares pursuant to this provision shall instead take the form of a return of stated capital unless all such stated capital has previously been returned. No dividends shall be declared or paid on any Common Shares unless a dividend of equal amount, in proportion to the number of Shares held by each holder of Preferred Shares (calculated on an As-Converted

Basis), is concurrently declared and paid on all Preferred Shares and Class D Preferred Shares.

(2) **Participation**. Subject to the rights and privileges attaching to the Class D Preferred Shares, in the event of a Liquidation Event:

(A) each Class C Shareholder shall, in preference and priority to any distribution of the property or assets to Shareholders of all other classes of Shares (other than the Class D Preferred Shares), be paid out of the assets of the Corporation (which, in the case of a change of control, consists of the assets paid to Shareholders for their Shares) (the "**Liquidation Event Proceeds**"), for each Class C Share, an amount equal to the greater of:

(a) an amount equal to (a) US$50.47 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, the "**Class C Subscription Price**"), plus (b) the amount of any declared but unpaid dividends or approved and unpaid return of capital with respect to the Class C Shares (the "**Class C Liquidation Preference**");

or

(b) an amount equal to (a) their respective pro rata portion of the Liquidation Event Proceeds calculated taking into account the prior payment of any senior Liquidation Preference, as applicable, and the conversion and exercise of all the remaining Class D Preferred Shares, Preferred Shares and all Convertible Instruments, plus (b) the amount of any declared but unpaid dividends or approved and unpaid return of capital with respect to the Class C Shares.

If the Liquidation Event Proceeds are insufficient in order to pay the Class C Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class C Shareholder is entitled.

(B) Thereafter, each Class B Shareholder shall in preference and priority to any distribution of the property or assets to Shareholders of all other classes of Shares (other than the Class C Preferred Shares and the Class D Preferred Shares), be paid out of the Liquidation Event Proceeds, for each Class B Share, an amount equal to the greater of:

(a) an amount equal to (a) C$5.50 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, the "**Class B Subscription Price**"), plus (b) the amount of any declared but unpaid dividends with respect to the Class B Shares (the "**Class B Liquidation Preference**");

or

(b) an amount equal to (a) their respective pro rata portion of the Liquidation Event Proceeds calculated taking into account the prior payment of any senior Liquidation Preference, as applicable, and the conversion and exercise of all the remaining Class D Preferred Shares, Preferred Shares and all Convertible Instruments, plus (b) the amount

of any declared but unpaid dividends with respect to the Class B Shares.

If the Liquidation Event Proceeds are insufficient in order to pay the Class B Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class B Shareholder is entitled.

(C) Thereafter, each Class A Shareholder shall in preference and priority to any distribution of the property or assets to Shareholders of all other classes of Shares (other than the Class M Preferred Shares, the Class B Preferred Shares, the Class C Preferred Shares and the Class D Preferred Shares), be paid out of Liquidation Event Proceeds, for each Class A Share, an amount equal to the greater of:

(a) an amount equal to (a) C$4.675 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, the "**Class A Subscription Price**"), plus (b) the amount of any declared but unpaid dividends with respect to the Class A Shares (the "**Class A Liquidation Preference**");

or

(b) an amount equal to (a) their respective pro rata portion of Liquidation Event Proceeds calculated taking into account the prior payment of any senior Liquidation Preference, as applicable, and the conversion and exercise of all the remaining Class D Preferred Shares, Preferred Shares and all Convertible Instruments, plus (b) the amount of any declared but unpaid dividends with respect to the Class A Shares.

If Liquidation Event Proceeds are insufficient in order to pay the Class A Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class A Shareholder is entitled.

(3) **Right to vote**. Each Preferred Shareholder is entitled to receive notice of any meeting of the Shareholders at least twenty (20) Business Days before such meeting and to vote thereat. Except at meetings where the right to vote is restricted to Shareholders of another class, each Preferred Share held confers to the Preferred Shareholder thereof that number of votes calculated on an As-Converted Basis. Except as required by applicable law, hereunder or contractually (including under any Shareholders Agreement), the Preferred Shareholders will vote together with the Common Shareholders, the Class D Preferred Shareholders (as defined below) and any other class of shares as a single class on all matters submitted to a vote of the shareholders. A Shareholder may participate in a meeting of the Shareholders by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A Shareholder participating in a meeting by such means is deemed for the purposes of the CBCA and these articles of amendment to be present at that meeting.

(4) **Optional Conversion into Common Shares**. Each Preferred Share shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and non-assessable Common Shares as is determined by

dividing the Subscription Price of each such Preferred Share to be converted by its Conversion Price in effect at the time of conversion. The conversion price at which each Preferred Share shall be convertible without payment of additional consideration by the holder thereof (the "**Conversion Price**") shall initially be the Subscription Price of each such Preferred Share. Such initial Conversion Price, and the rate at which Preferred Shares may be converted into Common Shares, shall be subject to adjustments as provided in paragraph (8) below.

(5) **Automatic Conversion**. All Preferred Shares shall automatically be converted into Common Shares immediately prior to the closing of a Qualified IPO into such number of fully paid and non-assessable Common Shares as is provided in paragraph (4) above.

(6) **Mechanics of Conversion**. In order for a holder of Class C Shares, Class B Shares or Class A Shares to convert Class C Shares, Class B Shares or Class A Shares into Common Shares pursuant to Section B(4), such holder shall surrender the certificates for such Class C Shares, Class B Shares or Class A Shares at the principal office of the Corporation, together with written notice that such holder is electing to convert all or any number of the Class C Shares, Class B Shares or Class A Shares represented by such certificate or certificates. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the Corporation shall be the conversion date (the "**Conversion Date**") of such Class C Shares, Class B Shares or Class A Shares. The Corporation shall, as soon as practicable after the Conversion Date, but in any event within a maximum of twenty (20) days, issue and deliver at the office of such holder of Class C Shares, Class B Shares or Class A Shares a certificate or certificates for the number of Common Shares to which such holder shall be entitled. Such conversion shall be deemed to have been made on the Conversion Date, and the Person or Persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares as of such date.

(7) **Fractional Shares**. No fractional Common Shares shall be issued upon the conversion of Class C Shares, Class B Shares or Class A Shares. In lieu of any fractional Shares to which the holder would otherwise be entitled, the Corporation shall pay cash to the holder in an amount equal to such fraction multiplied by the then effective Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of Class C Shares, Class B Shares and Class A Shares the holder has at the time converting into Common Shares and the number of Common Shares issuable upon such aggregate conversion.

(8) **Adjustment of the Conversion Price**.

(A) Adjustment of the Conversion Price for a Preferred Share upon issuance of Additional Shares. In the event that the Corporation, at any time after the Initial Closing, issues Additional Shares at a purchase price less than the Conversion Price for such Preferred Share in effect on the date of and immediately prior to such issuance, the Conversion Price for each Preferred Share (the "**Preferred Share Conversion Price**") shall be adjusted in accordance with the following formula:

$$CP_2 = CP_1 * (A+B) / (A+C)$$

CP_2 = Preferred Share Conversion Price in effect immediately after new issue

CP_1 = Preferred Share Conversion Price in effect immediately prior to new issue

A = Number of Common Shares deemed to be outstanding immediately prior to new issue (includes all outstanding Common Shares, all Preferred Shares on an As-Converted Basis, all Class D Preferred Shares on an As-Converted Basis, and all outstanding Options on a Fully Diluted Basis)

B = Aggregate consideration received by the Corporation with respect to the new issue divided by CP_1

C = Number of Additional Shares issued in the subject transaction

(B) No Adjustment of the Conversion Price. No adjustment in the Conversion Price shall be made unless the consideration per Share determined pursuant to paragraph (D) below for Additional Shares issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares or unless otherwise provided herein.

(C) Issue of Options and Convertible Instrument Deemed Issue of Additional Shares. If the Corporation at any time or from time to time after the Initial Closing shall issue any Options or Convertible Instrument, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, the conversion or exchange of such Convertible Instrument, shall be deemed to be Additional Shares issued as of the time such Options or Convertible Instrument are issued, provided that in any such case in which Additional Shares are deemed to be issued:

(i) no further adjustment in the Conversion Price shall be made upon the subsequent issuance of Shares upon the exercise of such Options or conversion or exchange of such Convertible Instrument, provided, however, if (A) the number of Shares issued or (B) the consideration per Share received by the Corporation, upon such exercise, conversion or exchange differs from the maximum number of Shares or consideration per Share, as applicable, calculated as of the time such Options or Convertible Instrument were initially issued, the Conversion Price computed upon the original issue of such Options or Convertible Instrument, and any subsequent adjustments based thereon, shall, upon the issuance of the underlying Shares, be recomputed to reflect such differences; and

(ii) upon the expiration of any such Options or the termination of any such right to convert or exchange such Convertible Instrument without exercise of such Options or conversion or exchange of such Convertible Instrument, the Conversion Price then in effect hereunder shall forthwith revert to the Conversion Price which would have been in effect at the time of such expiration or termination had such Options

or Convertible Instrument, to the extent outstanding immediately prior to such expiration or termination, never been issued.

(D) Determination of Consideration. For purposes of this Section (8), the "**Proceeds**" shall mean the consideration received by the Corporation for the issue or sale of any Additional Shares and shall be computed as follows:

(i) Cash and Property. Such consideration -

(I) insofar as it consists of cash: shall be computed based on the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or dividends;

(II) insofar as it consists of property other than cash: shall be computed based on the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

(III) in the event Additional Shares are issued together with other assets of the Corporation for consideration which covers both the Additional Shares and the other assets: shall be the proportion of such consideration so received, computed as provided in paragraphs (I) and (II) above, as determined in good faith by the Board.

(ii) Options and Convertible Instrument. The consideration per share received by the Corporation for Additional Shares deemed to have been issued pursuant to paragraph (B)(8)(C) above, relating to Options and Convertible Instrument, shall be determined by dividing:

(I) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Instrument, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Instrument, or in the case of Options for Convertible Instrument, the exercise of such Options for Convertible Instrument and the conversion or exchange of such Convertible Instrument,

by

(II) the maximum number of shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Instrument.

(E) Adjustment for Combinations or Consolidation of Common Shares. If, at any time after the Initial Closing, the number of Common Shares outstanding is decreased by a combination or consolidation of the outstanding Common Shares without a corresponding combination or consolidation of the

outstanding Preferred Shares, then following the record date fixed for such combination or consolidation (or the date of such combination or consolidation, if no record date is fixed), the applicable Conversion Price shall be increased so that the number of Common Shares issuable on conversion of each Preferred Share shall be decreased in proportion to such decrease in outstanding Common Shares.

(F) Adjustment for Stock Dividends, Splits, etc. If the Corporation shall at any time after the Initial Closing fix a record date for the subdivision, split-up or stock dividend of Common Shares without a corresponding subdivision, split-up or stock dividend of Preferred Shares, then, following the record date fixed for the determination of holders of Common Shares entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of Common Shares issuable on conversion of each Preferred Share shall be increased in proportion to such increase in outstanding shares.

(G) Adjustment for Merger or Reorganization, etc. In case of any consolidation, recapitalization, merger or amalgamation of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision, combination or consolidation provided for elsewhere in this Section B(8)) each Preferred Share shall thereafter be convertible into the kind and amount of shares or other securities or property to which a holder of the number of Common Shares deliverable upon conversion of such Preferred Shares would have been entitled upon such consolidation, merger, amalgamation or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this paragraph B(8)(G) set forth with respect to the rights and interest thereafter of the holders of the Preferred Shares, to the end that the provisions set forth in this paragraph B(8)(G) (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Preferred Shares.

(9) **Amendments.** The rights, privileges, restrictions and conditions relating to (i) the Class C Shares in these articles of amendment may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of the votes attaching to the Class C Shares, (ii) the Class A Shares in these articles of amendment may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of the votes attaching to the Class A Shares, and (iii) the Class B Shares in these articles of amendment may not be amended or modified without the prior written approval of the holders representing the votes attaching to at least 66 2/3% of the Class B Shares.

C. CLASS D PREFERRED SHARES:

(1) **Dividends**. The holders of the Class D Preferred Shares (the "**Class D Preferred Shareholders**") are entitled, always in preference and priority to any payment of dividends on the Common Shares, the Preferred Shares and the Class M Shares, to receive, in respect of each Class D Preferred Share held, a fixed cumulative preferential dividend at the rate of (i) 5% per annum calculated on the Original Class D

Preferred Issue Price, plus the amount of previously accrued but unpaid dividends, compounded annually, for the first eighteen (18) months following the Initial Closing and (ii) 12% per annum calculated on the Original Class D Preferred Issue Price, plus the amount of previously accrued but unpaid dividends, compounded annually, thereafter (the "**Class D Accruing Dividend**").

In addition, the Class D Preferred Shareholders are entitled, *pari passu* with the Common Shareholders and the Preferred Shareholders, in proportion to the number of Shares held by each on an As-Converted Basis, to receive any dividend declared by the Corporation, the amount of which as well as the date, the time and the terms or manner of payment of which shall be at the discretion of the Board, it being understood that any distribution in the form of a dividend that would otherwise be paid on the Class D Preferred Shares pursuant to this provision shall instead take the form or of a return of stated capital unless all such stated capital has previously been returned. No dividends shall be declared or paid on any Common Shares, Preferred Shares or Class M Shares unless a dividend of equal amount, in proportion to the number of Shares held by each holder of Class D Preferred Shares (calculated on an As-Converted Basis), is concurrently declared and paid on all Class D Preferred Shares.

(2) **Participation**. In the event of a Liquidation Event:

(A) each Class D-1 Shareholder shall, in preference and priority to any distribution of the property or assets to Shareholders of all classes of Shares, be paid out of the Liquidation Event Proceeds, an amount equal to the greater of:

(a) an amount equal to (a) the Original Class D Preferred Issued Price for the Class D-1 Shares, plus (b) the amount of any accrued but unpaid dividends, whether or not declared, or approved and unpaid return of capital with respect to the Class D-1 Shares (the "**Class D-1 Liquidation Preference**");

or

(b) an amount equal to (a) their respective pro rata portion of the Liquidation Event Proceeds calculated taking into account the conversion and exercise of all the Class D Preferred Shares, all the Preferred Shares and all Convertible Instruments, plus (b) the amount of any declared but unpaid dividends or approved and unpaid return of capital with respect to the Class D-1 Shares (other than the Class D Accruing Dividend).

If the Liquidation Event Proceeds are insufficient in order to pay the Class D-1 Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class D-1 Shareholder is entitled.

(B) Thereafter, each Class D-2 Shareholder shall in preference and priority to any distribution of the property or assets to Shareholders of Preferred Shares, Class M Shares and Common Shares, be paid out of the Liquidation Event Proceeds, an amount equal to the greater of:

(a) an amount equal to (a) the Original Class D Preferred Issued Price for the Class D-2 Shares, plus (b) the amount of any accrued but unpaid

dividends, whether or not declared, or approved and unpaid return of capital with respect to the Class D-2 Shares (the "**Class D-2 Liquidation Preference**");

or

(b) an amount equal to (a) their respective pro rata portion of the Liquidation Event Proceeds calculated taking into account the prior payment of any senior Liquidation Preference, as applicable, and the conversion and exercise of all the remaining Class D Preferred Shares, Preferred Shares and all Convertible Instruments, plus (b) the amount of any declared but unpaid dividends or approved and unpaid return of capital with respect to the Class D-2 Shares (other than the Class D Accruing Dividend).

If the Liquidation Event Proceeds are insufficient in order to pay the Class D-2 Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class D-2 Shareholder is entitled.

(3) **Right to vote.** Each Class D Preferred Shareholder is entitled to receive notice of any meeting of the Shareholders at least twenty (20) Business Days before such meeting and to vote thereat. Except at meetings where the right to vote is restricted to Shareholders of another class, each Class D Preferred Share held confers to the Class D Preferred Shareholder thereof that number of votes calculated on an As-Converted Basis. Except as required by applicable law, hereunder or contractually (including under any Shareholders Agreement), the Class D Preferred Shareholders will vote together with the Preferred Shareholders and the Common Shareholders and any other class of shares as a single class on all matters submitted to a vote of the Shareholders. A Shareholder may participate in a meeting of the Shareholders by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A Shareholder participating in a meeting by such means is deemed for the purposes of the CBCA and these articles to be present at that meeting.

(4) **Optional Conversion into Common Shares**. Each Class D Preferred Share shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and non-assessable Common Shares as is determined by dividing the applicable Original Class D Preferred Issue Price of each such Class D Preferred Share to be converted plus accrued and unpaid Class D Accruing Dividend by its Class D Conversion Price in effect at the time of conversion. The conversion price at which each Class D Preferred Share shall be convertible without payment of additional consideration by the holder thereof (the "**Class D Conversion Price**") shall initially be the applicable Original Class D Preferred Issue Price of each such Class D Preferred Share. Such initial Class D Conversion Price, and the rate at which Class D Preferred Shares may be converted into Common Shares, shall be subject to adjustments as provided in paragraphs (8) and (9) below.

(5) **Automatic Conversion**. All Class D Preferred Shares shall automatically be converted into Common Shares (a) upon approval of the holders representing at least 50.1% of the votes attaching to the Class D Preferred Shares, which approval shall also include the Lead Investor as long as the Lead Investor holds at least 1/3 of the Class D-1 Shares it held on the Initial Closing (it being understood that such specific

right of the Lead Investor is not assignable except to a Permitted Transferee (as defined in the Shareholders Agreement) of the Lead Investor), or (b) upon the consummation of a Qualified IPO, in each case, into such number of fully paid and non-assessable Common Shares as is provided in paragraph (4) above and subject to paragraph (9) below.

(6) **Mechanics of Conversion**. In order for a holder of Class D-1 Shares or Class D-2 Shares to convert Class D-1 Shares or Class D-2 Shares into Common Shares pursuant to Section C(4), such holder shall surrender the certificates for such Class D-1 Shares or Class D-2 Shares at the principal office of the Corporation, together with written notice that such holder is electing to convert all or any number of the Class D-1 Shares or Class D-2 Shares represented by such certificate or certificates. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the Corporation shall be the conversion date (the "**Class D Conversion Date**") of such Class D-1 Shares or Class D-2 Shares. The Corporation shall, as soon as practicable after the Class D Conversion Date, but in any event within a maximum of twenty (20) days, issue and deliver at the office of such holder of Class D-1 Shares or Class D-2 Shares a certificate or certificates for the number of Common Shares to which such holder shall be entitled. Such conversion shall be deemed to have been made on the Class D Conversion Date, and the Person or Persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares as of such date.

(7) **Fractional Shares**. No fractional Common Shares shall be issued upon the conversion of Class D-1 Shares or Class D-2 Shares. In lieu of any fractional Shares to which the holder would otherwise be entitled, the Corporation shall pay cash to the holder in an amount equal to such fraction multiplied by the then effective Class D Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of Class D-1 or Class D-2 Shares the holder has at the time converting into Common Shares and the number of Common Shares issuable upon such aggregate conversion.

(8) **Adjustment of the Class D Conversion Price**.

(A) Adjustment of the Class D Conversion Price for a Class D Preferred Share upon issuance of Additional Shares. In the event that the Corporation, at any time after the Initial Closing, issues Additional Shares at a purchase price less than the Class D Conversion Price for such Class D Preferred Share in effect on the date of and immediately prior to such issuance, the Class D Conversion Price for each Class D Preferred Share (the "**Class D Preferred Share Conversion Price**") shall be adjusted in accordance with the following formula:

$$CP_2 = CP_1 * (A+B) / (A+C)$$

CP_2 = Class D Preferred Share Conversion Price in effect immediately after new issue

CP_1 = Class D Preferred Share Conversion Price in effect immediately prior to new issue

A = Number of Common Shares deemed to be outstanding immediately prior to new issue (includes all outstanding Common Shares, all Preferred Shares on an As-Converted Basis, all Class D Preferred Shares on an As-Converted Basis, and all outstanding Options on a Fully Diluted Basis)

B = Aggregate consideration received by the Corporation with respect to the new issue divided by CP_1

C = Number of Additional Shares issued in the subject transaction

(B) No Adjustment of the Class D Conversion Price. No adjustment in the Class D Conversion Price shall be made unless the consideration per Share determined pursuant to paragraph (D) below for Additional Shares issued or deemed to be issued by the Corporation is less than the applicable Class D Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares or unless otherwise provided herein.

(C) Issue of Options and Convertible Instrument Deemed Issue of Additional Shares. If the Corporation at any time or from time to time after the Initial Closing shall issue any Options or Convertible Instrument, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, the conversion or exchange of such Convertible Instrument, shall be deemed to be Additional Shares issued as of the time such Options or Convertible Instrument are issued, provided that in any such case in which Additional Shares are deemed to be issued:

(i) no further adjustment in the Class D Conversion Price shall be made upon the subsequent issuance of Shares upon the exercise of such Options or conversion or exchange of such Convertible Instrument, provided, however, if (A) the number of Shares issued or (B) the consideration per Share received by the Corporation, upon such exercise, conversion or exchange differs from the maximum number of Shares or consideration per Share, as applicable, calculated as of the time such Options or Convertible Instrument were initially issued, the Class D Conversion Price computed upon the original issue of such Options or Convertible Instrument, and any subsequent adjustments based thereon, shall, upon the issuance of the underlying Shares, be recomputed to reflect such differences; and

(ii) upon the expiration of any such Options or the termination of any such right to convert or exchange such Convertible Instrument without exercise of such Options or conversion or exchange of such Convertible Instrument, the Class D Conversion Price then in effect hereunder shall forthwith revert to the Class D Conversion Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Instrument, to the extent outstanding immediately prior to such expiration or termination, never been issued.

(D) Determination of Consideration. For purposes of this Section (8), the "**Proceeds**" shall mean the consideration received by the Corporation for the issue or sale of any Additional Shares and shall be computed as follows:

(i) Cash and Property. Such consideration -

(I) insofar as it consists of cash: shall be computed based on the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

(II) insofar as it consists of property other than cash: shall be computed based on the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

(III) in the event Additional Shares are issued together with other assets of the Corporation for consideration which covers both the Additional Shares and the other assets: shall be the proportion of such consideration so received, computed as provided in paragraphs (I) and (II) above, as determined in good faith by the Board.

(ii) Options and Convertible Instrument. The consideration per share received by the Corporation for Additional Shares deemed to have been issued pursuant to paragraph C(8)(C) above, relating to Options and Convertible Instrument, shall be determined by dividing:

(I) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Instrument, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Instrument, or in the case of Options for Convertible Instrument, the exercise of such Options for Convertible Instrument and the conversion or exchange of such Convertible Instrument,

by

(II) the maximum number of shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Instrument.

(E) Adjustment for Combinations or Consolidation of Common Shares. If, at any time after the Initial Closing, the number of Common Shares outstanding is decreased by a combination or consolidation of the outstanding Common Shares without a corresponding combination or consolidation of the outstanding Class D Preferred Shares, then following the record date fixed for such combination or consolidation (or the date of such combination or consolidation, if no record date is fixed), the applicable Class D Conversion Price shall be increased so that the number of Common Shares issuable on conversion of each Class D Preferred Share shall be decreased in proportion to such decrease in outstanding Common Shares.

(F) Adjustment for Stock Dividends, Splits, etc. If the Corporation shall at any time after the Initial Closing fix a record date for the subdivision, split-up or stock dividend of Common Shares without a corresponding subdivision, split-up or stock dividend of Class D Preferred Shares, then, following the record date fixed for the determination of holders of Common Shares entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Class D Conversion Price shall be appropriately decreased so that the number of Common Shares issuable on conversion of each Class D Preferred Share shall be increased in proportion to such increase in outstanding shares.

(G) Adjustment for Merger or Reorganization, etc. In case of any consolidation, recapitalization, merger or amalgamation of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision, combination or consolidation provided for elsewhere in this Section C(8)) each Class D Preferred Share shall thereafter be convertible into the kind and amount of shares or other securities or property to which a holder of the number of Common Shares deliverable upon conversion of such Class D Preferred Shares would have been entitled upon such consolidation, merger, amalgamation or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this paragraph C(8)(G) set forth with respect to the rights and interest thereafter of the holders of the Class D Preferred Shares, to the end that the provisions set forth in this paragraph C(8)(G) (including provisions with respect to changes in and other adjustments of the Class D Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class D Preferred Shares.

(9) Conversion Event. Notwithstanding anything else to the contrary in this Section C, in the event of a conversion (or deemed conversion) of Class D-1 Shares in connection with an initial public offering, a SPAC Transaction or a Liquidation Event (collectively, a "**Conversion Event**"), the Class D Conversion Price in respect of the Class D-1 Shares shall be equal to the lower of (i) the Class D Preferred Share Conversion Price as determined pursuant to Section 2.C(8)(A) through 2.C(8)(G) or (ii) the Discount Price.

(10) **Amendments.** The rights, privileges, restrictions and conditions relating to (i) the Class D-1 Shares in these articles of amendment may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of the votes attaching to the Class D-1 Shares and (ii) the Class D-2 Shares in these articles of amendment may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of the votes attaching to the Class D-2 Shares.

D. CLASS M SHARES:

(1) **No Right to Dividends**. The holders of Class M Shares are not entitled to the declaration or payment of any dividend.

(2) **Participation**. In the event of a Liquidation Event, subject to the rights and privileges attaching to the Class D Preferred Shares, Class C Shares and Class B Shares, each

holder of Class M Shares shall, in preference and priority to any distribution of the property or assets to the holders of Common Shares and Class A Preferred Shares, be paid out of the Liquidation Event Proceeds an amount equal to the applicable Class M Share Redemption Value, being (i) C$5.50 per Class M Share Series 2014; (ii) C$45.20 per Class M Share Series 2017; and (iii) C$102.50 per Class M Share Series 2020 for the Class M Shares that it holds (the "**Class M Liquidation Preference**"). If the Liquidation Event Proceeds are insufficient in order to pay the holders of any series of Class M Shares the entire amount to which they are each entitled, such Liquidation Event Proceeds shall be allocated among the holders of Class M Shares Series 2014, Class M Shares Series 2017 and Class M Shares Series 2020 in proportion to the aggregate amount to which the holders of each such series Class M Shares are entitled.

(3) **No right to additional participation**. Except as provided herein, the Class M Shares do not confer any other right to share in the property, the profits or the surplus assets of the Corporation.

(4) **No Right to vote**. The holders of Class M Shares are not entitled to receive notice of any meeting of the Shareholders, and shall not, as such, have any voting rights. Where the holders of Class M Shares are otherwise entitled to vote, the holders of Class M Shares will vote together with the Common Shareholders, the Preferred Shareholders, the Class D Preferred Shareholders and any other class of shares as a single class on all matters submitted to a vote of the shareholders.

(5) **Automatic Conversion**. All Class M Shares shall automatically be converted into Common Shares immediately prior to the closing of an initial public offering or a SPAC Transaction, into such number of fully paid and non-assessable Common Shares as is determined by dividing the applicable Class M Liquidation Preference by the applicable Exit Price in connection with such initial public offering or SPAC Transaction, as the case may be. The Class M shares are otherwise not convertible.

(6) **Amendments**. The rights, privileges, restrictions and conditions relating to the Class M Shares in these articles of amendment may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of votes attaching to the Class M Shares.

E. GENERAL

(1) Allocation of Escrow and Contingent Consideration. In the event of a Liquidation Event, if any portion of the consideration payable to the Shareholders is payable only upon satisfaction of contingencies (the "**Additional Consideration**"), (a) the portion of such consideration that is not Additional Consideration (such portion, the "**Initial Consideration**") shall be allocated among the Shareholders in accordance with Sections A(2), B(2), C(2) and D(2) as if the Initial Consideration were the only consideration payable in connection with such Liquidation Event; and (b) any Additional Consideration which becomes payable to the Shareholders upon satisfaction of such contingencies shall be allocated among the Shareholders in accordance with Sections A(2), B(2), C(2) and D(2) after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes of this Section E(1), consideration placed into escrow or retained as a holdback to be available for satisfaction of indemnification or similar obligations in connection with such Liquidation Event shall be deemed to be Additional Consideration.

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

LEDDARTECH INC.

Corporate name / Dénomination sociale

1039504-8

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Cheryl Ringor

Deputy Director / Directeur adjoint

2018-11-14

Date of amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Form 4 / Formulaire 4
Articles of Amendment / Clauses modificatrices

Canada Business Corporations Act (CBCA) (s. 27 or 177)
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
LEDDARTECH INC.

2 Corporation number
Numéro de la société
1039504-8

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Charles Boulanger

Charles Boulanger
418-653-9000

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

SCHEDULE 2017-1A

PERTAINING TO SHARE CAPITAL OF LEDDARTECH INC. (THE "CORPORATION")

1. <u>**The authorized share capital of the Corporation is amended as follows:**</u>

(a) the rights, privileges, restrictions and conditions attaching to the Class M shares are amended, such that the rights, privileges, restrictions and conditions attaching to the Class M shares are those set out in this Schedule 2017-1A;

(b) the authorized capital of the Corporation is amended by the creation of:

(i) an unlimited number of Class M preferred shares series 2014;

(ii) an unlimited number of Class M preferred shares series 2017;

having the rights, privileges, restrictions and conditions set out in this Schedule 2017-1A;

(c) the authorized capital of the Corporation, after giving effect to the foregoing amendments, consists of:

(i) an unlimited number of Common shares;

(ii) an unlimited number of Class A preferred shares;

(iii) an unlimited number of Class B preferred shares;

(iv) an unlimited number of Class C preferred shares;

(v) an unlimited number of Class M preferred shares, issuable in Series:

A. an unlimited number of Class M preferred shares series 2014; and

B. an unlimited number of Class M preferred shares series 2017.

To the effect that on the date appearing on the certificate issued by the Director and attesting to the amendments hereinbefore described, Schedule 2017-1 of the Articles of Amalgamation of the Corporation dated September 6, 2017 is cancelled and replaced by this Schedule 2017-1A.

2. <u>**Description of the authorized share capital of the Corporation:**</u>

The share capital of the Corporation consists of an unlimited number of common shares (the "**Common Shares**"), an unlimited number of Class A preferred shares (the "**Class A Shares**"), an unlimited number of Class B preferred shares (the "**Class B Shares**") and an unlimited number of Class C preferred shares (the "**Class C Shares**", and together with the Class A Shares and the Class B Shares, the "**Preferred Shares**") and an unlimited number of Class M preferred shares issuable in an unlimited number of Class M preferred shares series 2014 (the "**Class M Shares Series 2014**") and an unlimited number of Class M preferred

shares series 2017 (the "**Class M Shares Series 2017**", and together with the Class M Shares Series 2014, the "**Class M Shares**"), to which the rights, privileges, restrictions and conditions described below attach.

The Corporation may not effect a Liquidation Event unless the agreement or other instrument whereby such Liquidation Event is implemented provides that the consideration payable to the holders of Shares be allocated in accordance with Part II.

PART I - DEFINITIONS

For the purpose of the provisions of these articles of amendment, the following definitions shall apply:

"**Additional Shares**" shall mean, Shares of any class issued or, in the case of Options and Convertible Instruments, deemed to be issued by the Corporation after the Amalgamation Date, other than: (i) Shares issuable upon conversion of any Convertible Instrument, any of the Preferred Shares, or as a dividend or distribution on the Preferred Shares; (ii) Shares or Convertible Instruments issued to strategic partners (including issuances of shares to customers and contract partners of the Corporation) or to parties that are providing the Corporation with leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar transactions, in each case under arrangements that are approved by the Board, provided that the aggregate number of shares or Convertible Instrument issued pursuant to such issuance does not exceed, in the aggregate, 2% of the issued and outstanding Common Shares immediately following the date of the last tranche of the initial issuances of Class C Shares, on a fully-diluted basis; (iii) Common Shares issuable upon a stock split, stock dividend, or any subdivision of shares of Common Shares; provided however, that this clause (iii) will apply only to the extent that if such clause is not applied, then there would be a double adjustment for the same event; or (iv) Common Shares issued or issuable to employees or directors of, or consultants to, the Company pursuant to any incentive plan approved by the Board.

"**Amalgamation Date**" shall mean the date of these Articles of Amendment.

"**As-Converted Basis**" means, when performing a calculation, the number of Common Shares that have been issued and that are issuable upon conversion of any issued and outstanding Preferred Shares.

"**Board**" shall mean the board of directors of the Corporation.

"**Class M Share Redemption Value**" means the aggregate amount of the Class M Share Subscription Price of any series of Class M shares in exchange for which a holder of such series of Class M Shares had been issued options to acquire such series of Class M Shares under any management stock option plan of the Corporation.

"**Class M Share Subscription Price**" means the amount of the reduction in compensation (in Canadian dollars and per Class M Share) in exchange for which a holder of any series of Class M Shares had been issued options to acquire such series of Class M Shares under any management stock option plan of the Corporation.

"**Convertible Instrument**" means securities convertible into or exchangeable for Shares or shares of any Subsidiary, including debentures, warrants, Options, share purchase plans or any other convertible securities or instruments.

"**Fully Diluted Basis**" means when performing a calculation, that, in both the numerator and the denominator forming part of such calculation, effect is given to the issuance in full of any Shares issuable pursuant to any existing rights of persons to receive, or obligations of the Corporation to issue, any Shares, including pursuant to any Convertible Instruments, regardless of whether any such Convertible Instruments are vested, in or out of the money, or otherwise exercisable or convertible in accordance with their respective terms.

"**Liquidation Event**" shall mean (i) a merger, amalgamation, reorganization, recapitalization, consolidation or other transaction, other than a Qualified IPO, involving the Corporation and any other Person in which the Persons who were Shareholders immediately prior to such merger, amalgamation, reorganization, recapitalization, consolidation or other transaction own less than fifty percent (50%) of the Shares on an As-Converted Basis of the surviving or continuing entity after such merger, amalgamation, reorganization, recapitalization, consolidation or other transaction; (ii) the sale, exchange or transfer by the Shareholders, in a single transaction or series of related transactions, of Shares representing not less than fifty percent (50%) of the Shares on an As-Converted Basis; (iii) the sale, lease, license, abandonment, transfer or other disposition of all or substantially all the assets of the Corporation, in a single transaction or related transactions, or the exclusive license of all or substantially all of the Corporation's material intellectual property and technology that is approved by the Board and by holders of at least sixty percent (60%) of the then outstanding Common Shares calculated on an As-Converted Basis, or (iv) a dissolution or a voluntary or involuntary winding-up or liquidation of the Corporation or any other distribution, in whole or in part, of the property or assets of the Corporation to its Shareholders that is approved by the Board and by holders of at least fifty percent (50%) of the then outstanding Common Shares calculated on an As-Converted Basis. Notwithstanding anything to the contrary herein, the following situation would also be considered as a Liquidation Event for the purpose hereof, a transaction or series of related transactions that results in an existing Shareholder increasing its ownership of shares to more than fifty percent (50%) of the Common Shares on an As-Converted Basis.

"**Options**" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Shares or Convertible Instruments, excluding options granted to or shares of restricted stock acquired by employees, directors or consultants of the Corporation pursuant to the Corporation's stock option plan, and any Shares issued upon exercise of such options.

"**Person**" or "**Persons**" means a natural person, partnership, limited liability partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or governmental entity, and pronouns have a similarly extended meaning.

"**Qualified IPO**" has the meaning given to it in the Shareholders Agreement.

"**Shareholders**" means any Person who owns Shares.

"**Shareholders Agreement**" means the unanimous shareholders agreement of the Corporation dated the date hereof as may amended from time to time.

"**Shares**" means the Common Shares, the Class A Shares, the Class B Shares, the Class C Shares and the Class M Shares and any other class or series of shares of the Corporation that may be created or authorized.

"**Subscription Price**" means the Class A Subscription Price, the Class B Subscription Price or the Class C Subscription Price, as applicable for each such Share.

PART II - RIGHTS ATTACHING TO SHARES

A. COMMON SHARES:

(1) **Dividends.** The holders of Common Shares (the "**Common Shareholders**") are entitled, *pari passu* with the holders of Class A Shares (the "**Class A Shareholders**"), the holders of Class B Shares (the "**Class B Shareholders**") and the holders at Class C Shares (the "**Class C Shareholders**", and collectively with the Class A Shareholders and the Class B Shareholders, the "**Preferred Shareholders**"), in proportion to the number of Shares held by each on an As-Converted Basis, to receive any dividend declared by the Corporation, the amount of which as well as the date, the time and the terms or manner of payment of which shall be at the discretion of the Board. No dividends shall be declared or paid on the Common Shares unless a dividend (or a return of stated capital in the case of a Class C Shareholder) of equal amount, is concurrently declared and paid on the Preferred Shares.

(2) **Participation.** Subject to the rights and privileges attaching to the Class C Shares, Class B Shares, the Class M Shares and the Class A Shares, the Common Shareholders are entitled, in proportion to the number of Common Shares held by each, to share the remaining property of the Corporation upon the occurrence of a Liquidation Event.

(3) **Limitation.** In addition to the conditions set out in the *Canada Business Corporations Act* ("**CBCA**"), the Corporation may not pay any dividend with respect to the Common Shares nor purchase by mutual consent or otherwise acquire any of such Shares if, by so doing, the Corporation would have insufficient net assets to pay the amount to which the Preferred Shareholders are entitled pursuant to Section B(2) below and the amount to which the holders of Class M Shares are entitled pursuant to Section C(2) below.

(4) **Right to vote.** The Common Shareholders are entitled to receive notice of any meeting of the Shareholders, to attend such meeting and to vote thereat; except at meetings where the right to vote is restricted to another class of Shareholders. Each Common Share confers one (1) vote to the holder thereof. Except as required by applicable law, hereunder or contractually (including under the Shareholders Agreement), the Common Shareholders will vote together with the Preferred Shareholders (voting on an As-Converted Basis) as a single class on all matters submitted to a vote of shareholders. The Common Shareholders are not entitled to vote separately as a class upon any proposal to amend the articles of the Corporation to: (i) increase or decrease any maximum number of authorized shares of such class, or increase any maximum number of authorized shares of a class or series having rights or privileges equal or superior to the shares of such class; (ii) effect an exchange, reclassification or cancellation of all or part of the shares of such class; or (iii) create a new class or series of shares having rights or privileges equal or superior to the shares of such class, subject that such proposal to amend has been validly approved by the Board and the Shareholders in accordance with the provisions of the Shareholders Agreement.

B. PREFERRED SHARES:

(1) **Dividends.** The Preferred Shareholders are entitled, *pari passu* with the Common Shareholders, in proportion to the number of Shares held by each on an As-Converted Basis, to receive any dividend declared by the Corporation, the amount of which as well as the date, the time and the terms or manner of payment of which shall be at the discretion of the Board, it being understood that any distribution in the form of a dividend that would otherwise be paid on the Class C Preferred Shares pursuant to this provision shall instead take the form or a return of stated capital unless all such stated capital has previously been returned. No dividends shall be declared or paid on any Preferred Shares unless a dividend of equal amount, in proportion to the number of Shares held by each holder of Preferred Shares (calculated on an As-Converted Basis), is concurrently declared and paid on all Preferred Shares.

(2) **Participation.** In the event of a Liquidation Event:

(A) each Class C Shareholder shall, in preference and priority to any distribution of the property or assets to Shareholders of all other classes of Shares, be paid out of the assets of the Corporation (which, in the case of a change of control, consists of the assets paid to Shareholders for their Shares)(the "**Liquidation Event Proceeds**"), an amount equal to the greater of:

(a) an amount equal to (a) the consideration paid for the Class C Shares by each of the Class C Shareholders and the consideration paid for any shares converted into Class C Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, the "**Class C Subscription Price**"), plus (b) the amount of any accrued or declared but unpaid dividends with respect to the Class C Shares (the "**Class C Liquidation Preference**");

and

(b) an amount equal to (a) their respective pro rata portion of the Liquidation Event Proceeds calculated taking into account the conversion and exercise of the Preferred Shares and all Convertible Instruments converted and exercised upon such Liquidation Event, plus (b) the amount of any accrued or declared but unpaid dividends with respect to the Class C Shares.

If the Liquidation Event Proceeds are insufficient in order to pay the Class C Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class C Shareholder is entitled;

(B) Thereafter, each Class B Shareholder shall in preference and priority to any distribution of the property or assets to Shareholders of all other classes of Shares, be paid out of the Liquidation Event Proceeds, an amount equal to the greater of:

(a) an amount equal to (a) the consideration paid for the Class B Shares by each of the Class B Shareholders and the consideration paid for any shares converted into Class B Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, the "**Class B Subscription Price**"), plus (b) the amount of any accrued or declared but unpaid dividends with respect to the Class B Shares (the "**Class B Liquidation Preference**");

and

(b) an amount equal to (a) their respective pro rata portion of the Liquidation Event Proceeds calculated taking into account the conversion and exercise of the Preferred Shares and all Convertible Instruments converted and exercised upon such Liquidation Event (but excluding the conversion of Class C Shares held by any Class C Shareholder who receives its preference under paragraph B(2)(A)(a)), plus (b) the amount of any accrued or declared but unpaid dividends with respect to the Class B Shares;

If the Liquidation Event Proceeds are insufficient in order to pay the Class B Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class B Shareholder is entitled.

(C) Thereafter, subject to the payment in full of the Class M Liquidation Preference (as such term is hereinafter defined), each Class A Shareholder shall, in preference and priority to any distribution of the property or assets to Common Shareholders, be paid out of Liquidation Event Proceeds an amount equal to the greater of:

(a) an amount equal to (a) the consideration paid for the Class A Shares by each of the Class A Shareholders and the consideration paid for any shares converted into Class A Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, the "**Class A Subscription Price**"), plus (b) the amount of any declared but unpaid dividends with respect to the Class A Shares (the "**Class A Liquidation Preference**");

and

(b) an amount equal to (a) their respective pro rata portion of Liquidation Event Proceeds calculated taking into account the conversion and exercise of the Preferred Shares and all Convertible Instruments converted and exercised upon such Liquidation Event (but excluding the conversion of the Class C Shares held by any Class C Shareholder who receives its preference under paragraph B(2)(A)(a) and the Class B Shares held by any Class B Shareholder who receives its preference

under paragraph B(2)(B)(a)), plus (b) the amount of any declared but unpaid dividends with respect to the Class A Shares.

If Liquidation Event Proceeds are insufficient in order to pay the Class A Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class A Shareholder is entitled.

(3) **Right to vote.** Each Preferred Shareholders is entitled to receive notice of any meeting of the shareholders of the Corporation at least twenty (20) working days before such meeting and to vote thereat. Except at meetings where the right to vote is restricted to Shareholders of another class, each Preferred Share held confers to the Preferred Shareholder thereof that number of votes calculated on an As-Converted Basis. Except as required by applicable law, hereunder or contractually (including under any Shareholders Agreement), the Preferred Shareholders will vote together with the Common Shareholders and any other class of shares as a single class on all matters submitted to a vote of the shareholders. A Shareholder may participate in a meeting of the Shareholders by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A Shareholder participating in a meeting by such means is deemed for the purposes of the Act and these articles to be present at that meeting.

(4) **Right to purchase shares by mutual consent.** Subject to the provisions of the CBCA, and, for greater certainty, the Shareholders Agreement, the Corporation may, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, purchase by mutual consent and at the best possible price, all or part of the issued and outstanding Preferred Shares.

(5) **Optional Conversion into Common Shares.** Each Preferred Share shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and non-assessable Common Shares as is determined by dividing the Subscription Price of each such Preferred Share to be converted by its Conversion Price in effect at the time of conversion. The conversion price at which each Preferred Share shall be convertible without payment of additional consideration by the holder thereof (the "**Conversion Price**") shall initially be the Subscription Price of each such Preferred Share. Such initial Conversion Price, and the rate at which Preferred Shares may be converted into Common Shares, shall be subject to adjustments as provided in paragraph (9) below.

(6) **Automatic Conversion.** All Preferred Shares shall automatically be converted into Common Shares immediately prior to the closing of a Qualified IPO. Immediately prior to the closing of a Qualified IPO, each Preferred Share shall be converted into such number of fully paid and non-assessable Common Shares as is determined by dividing the Subscription Price by the Conversion Price in effect at the time of the closing of the Qualified IPO.

(7) **Mechanics of Conversion**. In order for a holder of Class C Shares, Class B Shares or Class A Shares to convert Class C Shares, Class B Shares or Class C Shares into Common Shares pursuant to Section B(6), such holder shall

surrender the certificates for such Class C Shares, Class B Shares or Class A Shares at the principal office of the Corporation, together with written notice that such holder is electing to convert all or any number of the Class C Shares, Class B Shares or Class A Shares represented by such certificate or certificates. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the Corporation shall be the conversion date (the "**Conversion Date**") of such Class C Shares, Class B Shares or Class A Shares. The Corporation shall, as soon as practicable after the Conversion Date, but in any event within a maximum of twenty (20) days, issue and deliver at the office of such holder of Class C Shares, Class B Shares or Class A Shares a certificate or certificates for the number of Common Shares to which such holder shall be entitled. Such conversion shall be deemed to have been made on the Conversion Date, and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares as of such date.

(8) **Fractional Shares**. No fractional Common Shares shall be issued upon the conversion of Class C Shares, Class B Shares or Class A Shares. In lieu of any fractional Shares to which the holder would otherwise be entitled, the Corporation shall pay cash to the holder in an amount equal to such fraction multiplied by the then effective Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of Class C Shares, Class B Shares and Class A Shares the holder is at the time converting into Common Shares and the number of Common Shares issuable upon such aggregate conversion.

(9) **Adjustment of the Conversion Price.**

(A) Adjustment of the Conversion Price for a Preferred Share upon issuance of Additional Shares. In the event that the Corporation, at any time after the Amalgamation Date, issues Additional Shares at a purchase price less than the Conversion Price for such Preferred Share in effect on the date of and immediately prior to such issuance, the Conversion Price for each Preferred Share (the "**Preferred Share Conversion Price**") shall be adjusted in accordance with the following formula:

$$CP_2 = CP_1 * (A+B) / (A+C)$$

CP2 = Preferred Share Conversion Price in effect immediately after new issue

CP1 = Preferred Share Conversion Price in effect immediately prior to new issue

A = Number of Common Shares deemed to be outstanding immediately prior to new issue (includes all outstanding Common Shares, all Preferred Shares on an As-Converted Basis, and all outstanding Options on a Fully Diluted Basis

B = Aggregate consideration received by the Corporation with respect to the new issue divided by CP_1

C = Number of Additional Shares issued in the subject transaction

(B) No Adjustment of the Conversion Price. No adjustment in the Conversion Price shall be made unless the consideration per Share determined pursuant to paragraph (D) below for Additional Shares issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares or unless otherwise provided herein.

(C) Issue of Options and Convertible Instrument Deemed Issue of Additional Shares. If the Corporation at any time or from time to time after the Amalgamation Date shall issue any Options or Convertible Instrument, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, the conversion or exchange of such Convertible Instrument, shall be deemed to be Additional Shares issued as of the time such Options or Convertible Instrument are issued, provided that in any such case in which Additional Shares are deemed to be issued:

(i) no further adjustment in the Conversion Price shall be made upon the subsequent issuance of Shares upon the exercise of such Options or conversion or exchange of such Convertible Instrument, provided, however, if (A) the number of Shares issued or (B) the consideration per Share received by the Corporation, upon such exercise, conversion or exchange differs from the maximum number of Shares or consideration per Share, as applicable, calculated as of the time such Options or Convertible Instrument were initially issued, the Conversion Price computed upon the original issue of such Options or Convertible Instrument, and any subsequent adjustments based thereon, shall, upon the issuance of the underlying Shares, be recomputed to reflect such differences; and

(ii) upon the expiration of any such Options or the termination of any such right to convert or exchange such Convertible Instrument without exercise of such Options or conversion or exchange of such Convertible Instrument, the Conversion Price then in effect hereunder shall forthwith revert to the Conversion Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Instrument, to the extent outstanding immediately prior to such expiration or termination, never been issued.

(D) Determination of Consideration. For purposes of this Section (9), the "**Proceeds**" shall mean the consideration received by the Corporation for the issue or sale of any Additional Shares and shall be computed as follows:

(i) Cash and Property. Such consideration -

(I) insofar as it consists of cash: shall be computed based on the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

(II) insofar as it consists of property other than cash: shall be computed based on the fair market value thereof at the time of such issue, as determined in good faith by the Board of the Corporation; and

(III) in the event Additional Shares are issued together with other assets of the Corporation for consideration which covers both the Additional Shares and the other assets: shall be the proportion of such consideration so received, computed as provided in paragraphs (I) and (II) above, as determined in good faith by the Board of the Corporation.

(ii) Options and Convertible Instrument. The consideration per share received by the Corporation for Additional Shares deemed to have been issued pursuant to paragraph B(9)(C) above, relating to Options and Convertible Instrument, shall be determined by dividing:

(I) the total amount, if any received or receivable by the Corporation as consideration for the issue of such Options or Convertible Instrument, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Instrument, or in the case of Options for Convertible Instrument, the exercise of such Options for Convertible Instrument and the conversion or exchange of such Convertible Instrument,

by

(II) the maximum number of shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Instrument.

(E) Adjustment for Combinations or Consolidation of Common Shares. If, at any time after the Amalgamation Date, the number of Common Shares outstanding is decreased by a combination or consolidation of the outstanding Common Shares without a corresponding combination or consolidation of the outstanding Preferred Shares, then following the record date fixed for such combination or consolidation (or the date of

such combination or consolidation, if no record date is fixed), the applicable Conversion Price shall be increased so that the number of Common Shares issuable on conversion of each Preferred Share shall be decreased in proportion to such decrease in outstanding Common Shares.

(F) Adjustment for Stock Dividends, Splits, etc. If the Corporation shall at any time after the Amalgamation Date fix a record date for the subdivision, split-up or stock dividend of Common Shares without a corresponding subdivision, split-up or stock dividend of Preferred Shares, then, following the record date fixed for the determination of holders of Common Shares entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of Common Shares issuable on conversion of each Preferred Share shall be increased in proportion to such increase in outstanding shares.

(G) Adjustment for Merger or Reorganization, etc. In case of any consolidation, recapitalization, merger or amalgamation of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision, combination or consolidation provided for elsewhere in this Section B(5)) each Preferred Share shall thereafter be convertible into the kind and amount of shares or other securities or property to which a holder of the number of Common Shares deliverable upon conversion of such Preferred Shares would have been entitled upon such consolidation, merger, amalgamation or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of the Corporation) shall be made in the application of the provisions in this paragraph B(5)(7) set forth with respect to the rights and interest thereafter of the holders of the Preferred Shares, to the end that the provisions set forth in this paragraph B(5)(7) (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Preferred Shares.

(10) **Amendments.** The rights, privileges, restrictions and conditions relating to (i) the Class C Shares contained in this Section B may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of the votes attaching to the Class C Shares, (ii) the Class A Shares contained in this Section B may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of the votes attaching to the Class A Shares, and (iii) the Class B Shares contained in this Section B may not be amended or modified without the prior written approval of the holders representing the votes attaching to at least 66 2/3% of the Class B Shares.

C. CLASS M SHARES:

(1) **No Right to Dividends.** The holders of Class M Shares are not entitled to the declaration or payment of any dividend.

(2) **Participation.** In the event of a Liquidation Event, subject to the rights and privileges attaching to the Class C Shares and Class B Shares, each holder of Class M Shares shall, in preference and priority to any distribution of the property or assets to shareholders of all other classes of Shares, be paid out of the Liquidation Event Proceeds an amount equal to i) $5.50 per Class M Share Series 2014; and ii) $45.20 per Class M Share Series 2017 for the Class M Shares that it holds (the "**Class M Liquidation Preference**"). If the Liquidation Event Proceeds are insufficient in order to pay the holders of any series of Class M Shares the entire amount to which they are each entitled, such Liquidation Event Proceeds shall be allocated among the holders of Class M Shares Series 2014 and Class M Shares Series 2017 in proportion to the aggregate amount to which the holders of each such series Class M Shares are entitled.

(3) **No right to additional participation.** Except as provided herein, the Class M Shares do not confer any other right to share in the property, the profits or the surplus assets of the Corporation.

(4) **No Right to vote.** The holders of Class M Shares are not entitled to receive notice of any meeting of the shareholders of the Corporation, and shall not, as such, have any voting rights. Where the holders of Class M Shares are otherwise entitled to vote, the holders of Class M Shares will vote together with the Common Shareholders, the Preferred Shareholders and any other class of shares as a single class on all matters submitted to a vote of the shareholders.

(5) **Right to purchase shares by mutual consent.** Subject to the provisions of the CBCA and the Shareholders Agreement, the Corporation may, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, purchase by mutual consent and at the best possible price, all or part of the issued and outstanding Class M Shares.

(6) **Amendments.** The rights, privileges, restrictions and conditions relating to the Class M Shares contained in this Section C may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of votes attaching to the Class M Shares.

Certificate of Amalgamation

Canada Business Corporations Act

Certificat de fusion

Loi canadienne sur les sociétés par actions

LEDDARTECH INC.

Corporate name / Dénomination sociale

1039504-8

Corporation number / Numéro de société

I HEREBY CERTIFY that the above-named corporation resulted from an amalgamation, under section 185 of the *Canada Business Corporations Act*, of the corporations set out in the attached articles of amalgamation.

JE CERTIFIE que la société susmentionnée est issue d'une fusion, en vertu de l'article 185 de la *Loi canadienne sur les sociétés par actions*, des sociétés dont les dénominations apparaissent dans les statuts de fusion ci-joints.

Virginie Ethier

Virginie Ethier

Director / Directeur

2017-09-06

Date of Amalgamation (YYYY-MM-DD)
Date de fusion (AAAA-MM-JJ)

Innovation, Science and Economic Development Canada — Corporations Canada
Innovation, Sciences et Développement économique Canada — Corporations Canada

Canada Business Corporations Act (CBCA)
FORM 9
ARTICLES OF AMALGAMATION
(Section 185)

1 - Corporate name of the amalgamated corporation

LEDDARTECH INC.

2 - The province or territory in Canada where the registered office is situated (do not indicate the full address)

Quebec

3 - The classes and any maximum number of shares that the corporation is authorized to issue

See attached Schedule

4 - Restrictions, if any, on share transfers

See attached Schedule

5 - Minimum and maximum number of directors (for a fixed number of directors, indicate the same number in both boxes)

Minimum number: 1 Maximum number: 10

6 - Restrictions, if any, on the business the corporation may carry on

None

7 - Other provisions, if any

See attached Schedule

8 - The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows:

- (◉) 183 - Long form: approved by special resolution of shareholders
- ( ) 184(1) - Vertical short-form: approved by resolution of directors
- ( ) 184(2) - Horizontal short-form: approved by resolution of directors

9 - Declaration

I hereby certify that I am a director or an authorized officer of the following corporation:

Name of the amalgamating corporations	Corporation number	Signature
LEDDARTECH INC.	1032511-2	[signature]
10378682 CANADA INC.	1037868-2	
10387410 CANADA INC.	1038741-0	
	-	

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5,000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

Canada

Innovation, Science and Economic Development Canada
Corporations Canada

Innovation, Sciences et Développement économique Canada
Corporations Canada

Canada Business Corporations Act (CBCA)
FORM 9
ARTICLES OF AMALGAMATION
(Section 185)

1 - Corporate name of the amalgamated corporation

LEDDARTECH INC.

2 - The province or territory in Canada where the registered office is situated (do not indicate the full address)

Quebec

3 - The classes and any maximum number of shares that the corporation is authorized to issue

See attached Schedule

4 - Restrictions, if any, on share transfers

See attached Schedule

5 - Minimum and maximum number of directors (for a fixed number of directors, indicate the same number in both boxes)

Minimum number: 1 | Maximum number: 10

6 - Restrictions, if any, on the business the corporation may carry on

None

7 - Other provisions, if any

See attached Schedule

8 - The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows:

(●) 183 - Long form: approved by special resolution of shareholders	( ) 184(1) - Vertical short-form: approved by resolution of directors	( ) 184(2) - Horizontal short-form: approved by resolution of directors

9 - Declaration

I hereby certify that I am a director or an authorized officer of the following corporation:

Name of the amalgamating corporations	Corporation number	Signature
LEDDARTECH INC.	1032511-2	[signature]
10378682 CANADA INC.	1037868-2	
10387410 CANADA INC.	1038741-0	
	-	

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5,000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

Canada

Canada Business Corporations Act (CBCA)
FORM 9
ARTICLES OF AMALGAMATION
(Section 185)

1 - Corporate name of the amalgamated corporation

LEDDARTECH INC.

2 - The province or territory in Canada where the registered office is situated (do not indicate the full address)

Quebec

3 - The classes and any maximum number of shares that the corporation is authorized to issue

See attached Schedule

4 - Restrictions, if any, on share transfers

See attached Schedule

5 - Minimum and maximum number of directors (for a fixed number of directors, indicate the same number in both boxes)

Minimum number: 1 — Maximum number: 10

6 - Restrictions, if any, on the business the corporation may carry on

None

7 - Other provisions, if any

See attached Schedule

8 - The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows:

- (◉) **183 - Long form:** approved by special resolution of shareholders
- ( ) **184(1) - Vertical short-form:** approved by resolution of directors
- ( ) **184(2) - Horizontal short-form:** approved by resolution of directors

9 - Declaration

I hereby certify that I am a director or an authorized officer of the following corporation:

Name of the amalgamating corporations	Corporation number	Signature
LEDDARTECH INC.	1032511-2	
10378682 CANADA INC.	1037868-2	
10387410 CANADA INC.	1038741-0	
	-	

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5,000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

SCHEDULE 2017-1

PERTAINING TO SHARE CAPITAL (AMALCO)

The share capital of the Corporation consists of an unlimited number of common shares (the "**Common Shares**"), an unlimited number of Class A preferred shares (the "**Class A Shares**"), an unlimited number of Class B preferred shares (the "**Class B Shares**") and an unlimited number of Class C preferred shares (the "**Class C Shares**", and together with the Class A Shares and the Class B Shares, the "**Preferred Shares**") and an unlimited number of Class M preferred shares (the "**Class M Shares**"), to which the rights, privileges, restrictions and conditions described below attach.

The Corporation may not effect a Liquidation Event unless the agreement or other instrument whereby such Liquidation Event is implemented provides that the consideration payable to the holders of Shares be allocated in accordance with Part II.

PART I - DEFINITIONS

For the purpose of the provisions of these articles of amendment, the following definitions shall apply:

"**Additional Shares**" shall mean, Shares of any class issued or, in the case of Options and Convertible Instruments, deemed to be issued by the Corporation after the Amalgamation Date, other than: (i) Shares issuable upon conversion of any Convertible Instrument, any of the Preferred Shares or the Class M Shares, or as a dividend or distribution on the Preferred Shares; (ii) Shares or Convertible Instruments issued to strategic partners (including issuances of shares to customers and contract partners of the Corporation) or to parties that are providing the Corporation with leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar transactions, in each case under arrangements that are approved by the Board, provided that the aggregate number of shares or Convertible Instrument issued pursuant to such issuance does not exceed, in the aggregate, 2% of the issued and outstanding Common Shares immediately following the date of the last tranche of the initial issuances of Class C Shares, on a fully-diluted basis; (iii) Common Shares issuable upon a stock split, stock dividend, or any subdivision of shares of Common Shares; provided however, that this clause (iii) will apply only to the extent that if such clause is not applied, then there would be a double adjustment for the same event; or (iv) Common Shares issued or issuable to employees or directors of, or consultants to, the Company pursuant to any incentive plan approved by the Board.

"**Amalgamation Date**" shall mean the date of these Articles of Amendment.

"**As-Converted Basis**" means, when performing a calculation, the number of Common Shares that have been issued and that are issuable upon conversion of any issued and outstanding Preferred Shares and Class M Shares.

"**Board**" shall mean the board of directors of the Corporation.

"**Convertible Instrument**" means securities convertible into or exchangeable for Shares or shares of any Subsidiary, including debentures, warrants, Options, share purchase plans or any other convertible securities or instruments.

"**Fully Diluted Basis**" means when performing a calculation, that, in both the numerator and the denominator forming part of such calculation, effect is given to the issuance in full of any Shares issuable pursuant to any existing rights of persons to receive, or obligations of the Corporation to issue, any Shares, including pursuant to any Convertible Instruments, regardless of whether any such Convertible Instruments are vested, in or out of the money, or otherwise exercisable or convertible in accordance with their respective terms.

"**Liquidation Event**" shall mean (i) a merger, amalgamation, reorganization, recapitalization, consolidation or other transaction, other than a Qualified IPO, involving the Corporation and any other Person in which the Persons who were Shareholders immediately prior to such merger, amalgamation, reorganization, recapitalization, consolidation or other transaction own less than fifty percent (50%) of the Shares on an As-Converted Basis of the surviving or continuing entity after such merger, amalgamation, reorganization, recapitalization, consolidation or other transaction; (ii) the sale, exchange or transfer by the Shareholders, in a single transaction or series of related transactions, of Shares representing not less than fifty percent (50%) of the Shares on an As-Converted Basis; (iii) the sale, lease, license, abandonment, transfer or other disposition of all or substantially all the assets of the Corporation, in a single transaction or related transactions, or the exclusive license of all or substantially all of the Corporation's material intellectual property and technology that is approved by the Board and by holders of at least sixty percent (60%) of the then outstanding Common Shares calculated on an As-Converted Basis, or (iv) a dissolution or a voluntary or involuntary winding-up or liquidation of the Corporation or any other distribution, in whole or in part, of the property or assets of the Corporation to its Shareholders that is approved by the Board and by holders of at least fifty percent (50%) of the then outstanding Common Shares calculated on an As-Converted Basis. Notwithstanding anything to the contrary herein, the following situation would also be considered as a Liquidation Event for the purpose hereof, a transaction or series of related transactions that results in an existing Shareholder increasing its ownership of shares to more than fifty percent (50%) of the Common Shares on an As-Converted Basis.

"**Options**" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Shares or Convertible Instruments, excluding options granted to or shares of restricted stock acquired by employees, directors or consultants of the Corporation pursuant to the Corporation's stock option plan, and any Shares issued upon exercise of such options.

"**Person**" or "**Persons**" means a natural person, partnership, limited liability partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or governmental entity, and pronouns have a similarly extended meaning.

"**Qualified IPO**" has the meaning given to it in the Shareholders Agreement.

"**Shareholders**" means any Person who owns Shares.

"**Shareholders Agreement**" means the unanimous shareholders agreement of the Corporation dated the date hereof as may amended from time to time.

"**Shares**" means the Common Shares, the Class A Shares, the Class B Shares, the Class C Shares and the Class M Shares and any other class or series of shares of the Corporation that may be created or authorized.

"**Subscription Price**" means the Class A Subscription Price, the Class B Subscription Price or the Class C Subscription Price, as applicable for each such Share.

PART II - RIGHTS ATTACHING TO SHARES

A. COMMON SHARES:

(1) **Dividends.** The holders of Common Shares (the "**Common Shareholders**") are entitled, *pari passu* with the holders of Class A Shares (the "**Class A Shareholders**"), the holders of Class B Shares (the "**Class B Shareholders**") and the holders at Class C Shares (the "**Class C Shareholders**", and collectively with the Class A Shareholders and the Class B Shareholders, the "**Preferred Shareholders**"), in proportion to the number of Shares held by each on an As-Converted Basis, to receive any dividend declared by the Corporation, the amount of which as well as the date, the time and the terms or manner of payment of which shall be at the discretion of the Board. No dividends shall be declared or paid on the Common Shares unless a dividend (or a return of stated capital in the case of a Class C Shareholder) of equal amount, is concurrently declared and paid on the Preferred Shares.

(2) **Participation.** Subject to the rights and privileges attaching to the Class C Shares, Class B Shares, the Class M Shares and the Class A Shares, the Common Shareholders are entitled, in proportion to the number of Common Shares held by each, to share the remaining property of the Corporation upon the occurrence of a Liquidation Event.

(3) **Limitation.** In addition to the conditions set out in the *Canada Business Corporations Act* ("**CBCA**"), the Corporation may not pay any dividend with respect to the Common Shares nor purchase by mutual consent or otherwise acquire any of such Shares if, by so doing, the Corporation would have insufficient net assets to pay the amount to which the Preferred Shareholders are entitled pursuant to Section B(2) below and the amount to which the holders of Class M Shares are entitled pursuant to Section C(2) below.

(4) **Right to vote.** The Common Shareholders are entitled to receive notice of any meeting of the Shareholders, to attend such meeting and to vote thereat; except at meetings where the right to vote is restricted to another class of Shareholders. Each Common Share confers one (1) vote to the holder thereof. Except as required by applicable law, hereunder or contractually (including under the Shareholders Agreement), the Common Shareholders will vote together with the Preferred Shareholders (voting on an As-Converted Basis) as a single class on all matters submitted to a vote of shareholders. The Common Shareholders are not entitled to vote separately as a class upon any proposal to amend the articles of the Corporation to: (i) increase or decrease any maximum number of authorized shares of such class, or increase any maximum number of authorized shares of a class or series having rights or privileges equal or superior to the shares of such class; (ii) effect an exchange, reclassification or cancellation of all or part of the shares of such class; or (iii) create a new class or series of shares having rights or privileges equal or superior to the shares of such class, subject that such proposal to amend has been validly approved by the Board and the Shareholders in accordance with the provisions of the Shareholders Agreement.

B. PREFERRED SHARES:

(1) **Dividends.** The Preferred Shareholders are entitled, *pari passu* with the Common Shareholders, in proportion to the number of Shares held by each on an As-Converted Basis, to receive any dividend declared by the Corporation, the amount of which as well as the date, the time and the terms or manner of payment of which shall be at the discretion of the Board, it being understood that any distribution in the form of a dividend that would otherwise be paid on the Class C Preferred Shares pursuant to this provision shall instead take the form or a return of stated capital unless all such stated capital has previously been returned. No dividends shall be declared or paid on any Preferred Shares unless a dividend of equal amount, in proportion to the number of Shares held by each holder of Preferred Shares (calculated on an As-Converted Basis), is concurrently declared and paid on all Preferred Shares.

(2) **Participation.** In the event of a Liquidation Event:

(A) each Class C Shareholder shall, in preference and priority to any distribution of the property or assets to Shareholders of all other classes of Shares, be paid out of the assets of the Corporation (which, in the case of a change of control, consists of the assets paid to Shareholders for their Shares)(the "**Liquidation Event Proceeds**"), an amount equal to the greater of:

(a) an amount equal to (a) the consideration paid for the Class C Shares by each of the Class C Shareholders and the consideration paid for any shares converted into Class C Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, the "**Class C Subscription Price**"), plus (b) the amount of any accrued or declared but unpaid dividends with respect to the Class C Shares (the "**Class C Liquidation Preference**");

and

(b) an amount equal to (a) their respective pro rata portion of the Liquidation Event Proceeds calculated taking into account the conversion and exercise of the Preferred Shares and all Convertible Instruments converted and exercised upon such Liquidation Event, plus (b) the amount of any accrued or declared but unpaid dividends with respect to the Class C Shares.

If the Liquidation Event Proceeds are insufficient in order to pay the Class C Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class C Shareholder is entitled;

(B) Thereafter, each Class B Shareholder shall in preference and priority to any distribution of the property or assets to Shareholders of all other classes of Shares, be paid out of the Liquidation Event Proceeds, an amount equal to the greater of:

(a) an amount equal to (a) the consideration paid for the Class B Shares by each of the Class B Shareholders and the consideration paid for any shares converted into Class B Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, the "**Class B Subscription Price**"), plus (b) the amount of any accrued or declared but unpaid dividends with respect to the Class B Shares (the "**Class B Liquidation Preference**");

and

(b) an amount equal to (a) their respective pro rata portion of the Liquidation Event Proceeds calculated taking into account the conversion and exercise of the Preferred Shares and all Convertible Instruments converted and exercised upon such Liquidation Event (but excluding the conversion of Class C Shares held by any Class C Shareholder who receives its preference under paragraph B(2)(A)(a)), plus (b) the amount of any accrued or declared but unpaid dividends with respect to the Class B Shares;

If the Liquidation Event Proceeds are insufficient in order to pay the Class B Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class B Shareholder is entitled.

(C) Thereafter, subject to the payment in full of the Class M Liquidation Preference (as such term is hereinafter defined), each Class A Shareholder shall, in preference and priority to any distribution of the property or assets to Common Shareholders, be paid out of Liquidation Event Proceeds an amount equal to the greater of:

(a) an amount equal to (a) the consideration paid for the Class A Shares by each of the Class A Shareholders and the consideration paid for any shares converted into Class A Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, the "**Class A Subscription Price**"), plus (b) the amount of any declared but unpaid dividends with respect to the Class A Shares (the "**Class A Liquidation Preference**");

and

(b) an amount equal to (a) their respective pro rata portion of Liquidation Event Proceeds calculated taking into account the conversion and exercise of the Preferred Shares and all Convertible Instruments converted and exercised upon such Liquidation Event (but excluding the conversion of the Class C Shares held by any Class C Shareholder who receives its preference under paragraph B(2)(A)(a) and the Class B Shares held by any Class B Shareholder who receives its preference

under paragraph B(2)(B)(a)), plus (b) the amount of any declared but unpaid dividends with respect to the Class A Shares.

If Liquidation Event Proceeds are insufficient in order to pay the Class A Shareholders the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each Class A Shareholder is entitled.

(3) **Right to vote.** Each Preferred Shareholders is entitled to receive notice of any meeting of the shareholders of the Corporation at least twenty (20) working days before such meeting and to vote thereat. Except at meetings where the right to vote is restricted to Shareholders of another class, each Preferred Share held confers to the Preferred Shareholder thereof that number of votes calculated on an As-Converted Basis. Except as required by applicable law, hereunder or contractually (including under any Shareholders Agreement), the Preferred Shareholders will vote together with the Common Shareholders and any other class of shares as a single class on all matters submitted to a vote of the shareholders. A Shareholder may participate in a meeting of the Shareholders by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A Shareholder participating in a meeting by such means is deemed for the purposes of the Act and these articles to be present at that meeting.

(4) **Right to purchase shares by mutual consent.** Subject to the provisions of the CBCA, and, for greater certainty, the Shareholders Agreement, the Corporation may, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, purchase by mutual consent and at the best possible price, all or part of the issued and outstanding Preferred Shares.

(5) **Optional Conversion into Common Shares.** Each Preferred Share shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and non-assessable Common Shares as is determined by dividing the Subscription Price of each such Preferred Share to be converted by its Conversion Price in effect at the time of conversion. The conversion price at which each Preferred Share shall be convertible without payment of additional consideration by the holder thereof (the "**Conversion Price**") shall initially be the Subscription Price of each such Preferred Share. Such initial Conversion Price, and the rate at which Preferred Shares may be converted into Common Shares, shall be subject to adjustments as provided in paragraph (9) below.

(6) **Automatic Conversion.** All Preferred Shares shall automatically be converted into Common Shares immediately prior to the closing of a Qualified IPO. Immediately prior to the closing of a Qualified IPO, each Preferred Share shall be converted into such number of fully paid and non-assessable Common Shares as is determined by dividing the Subscription Price by the Conversion Price in effect at the time of the closing of the Qualified IPO.

(7) **Mechanics of Conversion**. In order for a holder of Class C Shares, Class B Shares or Class A Shares to convert Class C Shares, Class B Shares or Class C Shares into Common Shares pursuant to Section B(6), such holder shall

surrender the certificates for such Class C Shares, Class B Shares or Class A Shares at the principal office of the Corporation, together with written notice that such holder is electing to convert all or any number of the Class C Shares, Class B Shares or Class A Shares represented by such certificate or certificates. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the Corporation shall be the conversion date (the "**Conversion Date**") of such Class C Shares, Class B Shares or Class A Shares. The Corporation shall, as soon as practicable after the Conversion Date, but in any event within a maximum of twenty (20) days, issue and deliver at the office of such holder of Class C Shares, Class B Shares or Class A Shares a certificate or certificates for the number of Common Shares to which such holder shall be entitled. Such conversion shall be deemed to have been made on the Conversion Date, and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares as of such date.

(8) **Fractional Shares**. No fractional Common Shares shall be issued upon the conversion of Class C Shares, Class B Shares or Class A Shares. In lieu of any fractional Shares to which the holder would otherwise be entitled, the Corporation shall pay cash to the holder in an amount equal to such fraction multiplied by the then effective Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of Class C Shares, Class B Shares and Class A Shares the holder is at the time converting into Common Shares and the number of Common Shares issuable upon such aggregate conversion.

(9) **Adjustment of the Conversion Price**.

(A) Adjustment of the Conversion Price for a Preferred Share upon issuance of Additional Shares. In the event that the Corporation, at any time after the Amalgamation Date, issues Additional Shares at a purchase price less than the Conversion Price for such Preferred Share in effect on the date of and immediately prior to such issuance, the Conversion Price for each Preferred Share (the "**Preferred Share Conversion Price**") shall be adjusted in accordance with the following formula:

$$CP_2 = CP_1 * (A+B) / (A+C)$$

CP2 = Preferred Share Conversion Price in effect immediately after new issue

CP1 = Preferred Share Conversion Price in effect immediately prior to new issue

A = Number of Common Shares deemed to be outstanding immediately prior to new issue (includes all outstanding Common Shares, all Preferred Shares on an As-Converted Basis, and all outstanding Options on a Fully Diluted Basis

B = Aggregate consideration received by the Corporation with respect to the new issue divided by CP_1

C = Number of Additional Shares issued in the subject transaction

(B) No Adjustment of the Conversion Price. No adjustment in the Conversion Price shall be made unless the consideration per Share determined pursuant to paragraph (D) below for Additional Shares issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares or unless otherwise provided herein.

(C) Issue of Options and Convertible Instrument Deemed Issue of Additional Shares. If the Corporation at any time or from time to time after the Amalgamation Date shall issue any Options or Convertible Instrument, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, the conversion or exchange of such Convertible Instrument, shall be deemed to be Additional Shares issued as of the time such Options or Convertible Instrument are issued, provided that in any such case in which Additional Shares are deemed to be issued:

(i) no further adjustment in the Conversion Price shall be made upon the subsequent issuance of Shares upon the exercise of such Options or conversion or exchange of such Convertible Instrument, provided, however, if (A) the number of Shares issued or (B) the consideration per Share received by the Corporation, upon such exercise, conversion or exchange differs from the maximum number of Shares or consideration per Share, as applicable, calculated as of the time such Options or Convertible Instrument were initially issued, the Conversion Price computed upon the original issue of such Options or Convertible Instrument, and any subsequent adjustments based thereon, shall, upon the issuance of the underlying Shares, be recomputed to reflect such differences; and

(ii) upon the expiration of any such Options or the termination of any such right to convert or exchange such Convertible Instrument without exercise of such Options or conversion or exchange of such Convertible Instrument, the Conversion Price then in effect hereunder shall forthwith revert to the Conversion Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Instrument, to the extent outstanding immediately prior to such expiration or termination, never been issued.

(D) Determination of Consideration. For purposes of this Section (9), the "**Proceeds**" shall mean the consideration received by the Corporation for the issue or sale of any Additional Shares and shall be computed as follows:

(i) Cash and Property. Such consideration -

(I) insofar as it consists of cash: shall be computed based on the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

(II) insofar as it consists of property other than cash: shall be computed based on the fair market value thereof at the time of such issue, as determined in good faith by the Board of the Corporation; and

(III) in the event Additional Shares are issued together with other assets of the Corporation for consideration which covers both the Additional Shares and the other assets: shall be the proportion of such consideration so received, computed as provided in paragraphs (I) and (II) above, as determined in good faith by the Board of the Corporation.

(ii) Options and Convertible Instrument. The consideration per share received by the Corporation for Additional Shares deemed to have been issued pursuant to paragraph B(9)(C) above, relating to Options and Convertible Instrument, shall be determined by dividing:

(I) the total amount, if any received or receivable by the Corporation as consideration for the issue of such Options or Convertible Instrument, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Instrument, or in the case of Options for Convertible Instrument, the exercise of such Options for Convertible Instrument and the conversion or exchange of such Convertible Instrument,

by

(II) the maximum number of shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Instrument.

(E) Adjustment for Combinations or Consolidation of Common Shares. If, at any time after the Amalgamation Date, the number of Common Shares outstanding is decreased by a combination or consolidation of the outstanding Common Shares without a corresponding combination or consolidation of the outstanding Preferred Shares, then following the record date fixed for such combination or consolidation (or the date of

such combination or consolidation, if no record date is fixed), the applicable Conversion Price shall be increased so that the number of Common Shares issuable on conversion of each Preferred Share shall be decreased in proportion to such decrease in outstanding Common Shares.

(F) Adjustment for Stock Dividends, Splits, etc. If the Corporation shall at any time after the Amalgamation Date fix a record date for the subdivision, split-up or stock dividend of Common Shares without a corresponding subdivision, split-up or stock dividend of Preferred Shares, then, following the record date fixed for the determination of holders of Common Shares entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of Common Shares issuable on conversion of each Preferred Share shall be increased in proportion to such increase in outstanding shares.

(G) Adjustment for Merger or Reorganization, etc. In case of any consolidation, recapitalization, merger or amalgamation of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision, combination or consolidation provided for elsewhere in this Section B(5)) each Preferred Share shall thereafter be convertible into the kind and amount of shares or other securities or property to which a holder of the number of Common Shares deliverable upon conversion of such Preferred Shares would have been entitled upon such consolidation, merger, amalgamation or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of the Corporation) shall be made in the application of the provisions in this paragraph B(5)(7) set forth with respect to the rights and interest thereafter of the holders of the Preferred Shares, to the end that the provisions set forth in this paragraph B(5)(7) (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Preferred Shares.

(10) **Amendments.** The rights, privileges, restrictions and conditions relating to (i) the Class C Shares contained in this Section B may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of the votes attaching to the Class C Shares, (ii) the Class A Shares contained in this Section B may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of the votes attaching to the Class A Shares, and (iii) the Class B Shares contained in this Section B may not be amended or modified without the prior written approval of the holders representing the votes attaching to at least 66 2/3% of the Class B Shares.

C. CLASS M SHARES:

(1) **No Right to Dividends.** The holders of Class M Shares are not entitled to the declaration or payment of any dividend.

(2) **Participation.** In the event of a Liquidation Event, subject to the rights and privileges attaching to the Class C Shares and Class B Shares, each holder of Class M Shares shall, in preference and priority to any distribution of the property or assets to shareholders of all other classes of Shares, be paid out of the Liquidation Event Proceeds an amount equal to the greater of:

(A) an amount equal to $5.50 per Class M Share (the "**Class M Liquidation Preference**");

and

(B) an amount equal to (a) their respective pro rata portion of the Liquidation Event Proceeds calculated taking into account the conversion and exercise of the Preferred Shares and all Convertible Instruments converted and exercised upon such Liquidation Event (but excluding the conversion of the Class C Shares and Class B held by Shareholders who receive their preference under Section B(2)(A) or B(2)(B)).

If the holders of Class M Shares opt for (A) above and the assets of the Corporation are insufficient in order to pay the holders of Class M Shares the entire amount to which they are entitled in accordance with the above, the amount available shall be divided among them in proportion to the amount each holder of Class M Shares is entitled.

(3) **No right to additional participation.** Except as provided herein, the Class M Shares do not confer any other right to share in the property, the profits or the surplus assets of the Corporation.

(4) **No Right to vote.** The holders of Class M Shares are not entitled to receive notice of any meeting of the shareholders of the Corporation, and shall not, as such, have any voting rights. Where the holders of Class M Shares are otherwise entitled to vote, the holders of Class M Shares will vote together with the Common Shareholders, the Preferred Shareholders and any other class of shares as a single class on all matters submitted to a vote of the shareholders.

(5) **Right to purchase shares by mutual consent.** Subject to the provisions of the CBCA and the Shareholders Agreement, the Corporation may, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, purchase by mutual consent and at the best possible price, all or part of the issued and outstanding Class M Shares.

(6) **Amendments.** The rights, privileges, restrictions and conditions relating to the Class M Shares contained in this Section C may not be amended or modified without the prior written approval of the holders representing at least 66 2/3% of votes attaching to the Class M Shares.

SCHEDULE 2017-2

RESTRICTIONS ON SHARE TRANSFERS

No share of the Corporation may be transferred unless its transfer complies with the restriction on the transfer of securities set out in Schedule 2017-3 (Other Provisions) hereof.

BY-LAW NO. 1

A by-law relating generally to
the transaction of the business
and affairs of

LEDDARTECH INC.

DIRECTORS

1. Calling of and notice of meetings. Meetings of the board will be held on such day and at such time and place as the President or Secretary of the Corporation or any two directors may determine. Notice of meetings of the board will be given to each director not less than 48 hours before the time when the meeting is to be held. Each newly elected board may without notice hold its first meeting for the purposes of organization and the appointment of officers immediately following the meeting of shareholders at which such board was elected.

2. Quorum. The quorum for the transaction of business at meetings of the board of directors shall be a majority of the number of directors in office. Subject to the provisions of the *Canada Business Corporations Act*, no business shall be transacted at a meeting of directors unless at least 25% of the directors present are resident Canadians or, if the Corporation has fewer than four directors, at least one of the directors present is a resident Canadian.

3. Votes to govern. At all meetings of the board every question will be decided by a majority of the votes cast on the question; and in case of an equality of votes the chair of the meeting will not be entitled to a second or casting vote.

4. Interest of directors and officers generally in contracts. No director or officer will be disqualified from his or her office for contracting with the Corporation, nor will any contract or agreement entered into by or on behalf of the Corporation with any director or officer, or in which any director or officer is in any way interested, be liable to be voided, nor will any director or officer so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or agreement by reason of such director or officer holding that office or of the fiduciary relationship thereby established, provided that, in each case, the director or officer has complied with the provisions of the *Canada Business Corporations Act*.

SHAREHOLDERS' MEETINGS

5. Notice of meetings. Notice of the time and place of a meeting of shareholders must be sent to each shareholder entitled to vote at the meeting, to each director and to the auditor of the Corporation not less than 48 hours before the time when the meeting is to be held.

6. Quorum. At any meeting of shareholders, a quorum will be one or more persons present and holding or representing by proxy more than 50% of the votes entitled to be cast at the meeting.

7. Meetings by telephonic or electronic means. A meeting of the shareholders may be held by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.

8. Postponement or cancellation of meetings. A meeting of shareholders may be postponed or cancelled by the board at any time prior to the date of the meeting.

9. Procedures at meetings. The board may determine the procedures to be followed at any meeting of shareholders including, without limitation, the rules of order. Subject to the foregoing, the chair of a meeting may determine the procedures of the meeting in all respects.

INDEMNIFICATION

10. Indemnification of directors and officers. The Corporation will indemnify a director or officer of the Corporation, a former director or officer of the Corporation or another individual who acts or acted at the Corporation's request as a director or officer, or in a similar capacity, of another entity, and his or her heirs and legal representatives to the extent permitted by the *Canada Business Corporations Act*.

11. Indemnity of others. Except as otherwise required by the *Canada Business Corporations Act* and subject to section 10, the Corporation may from time to time indemnify and save harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee, agent of or participant in another entity, against expenses (including legal fees), judgments, fines and any amount actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the other entity for which he or she served at the Corporation's request and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that his or her conduct was lawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction will not, of itself, create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation or other entity and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had no reasonable grounds for believing that his or her conduct was lawful.

12. Right of indemnity not exclusive. The provisions for indemnification contained in the by-laws of the Corporation will not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise, both as to action in his or her official capacity and as to action in another capacity, and will continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of that person's heirs and legal representatives.

13. No liability of directors or officers for certain matters. To the extent permitted by law, no director or officer for the time being of the Corporation will be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation will be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or body corporate with whom or which any moneys, securities or other assets belonging to the Corporation will be lodged or deposited or for any loss, conversion, misapplication or

misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his or her respective office or trust or in relation thereto unless the same will happen by or through his or her failure to act honestly and in good faith with a view to the best interests of the Corporation and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. If any director or officer of the Corporation is employed by or performs services for the Corporation otherwise than as a director or officer or is a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact that the person is a director or officer of the Corporation will not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

BANKING ARRANGEMENTS, CONTRACTS, ETC.

14. Banking arrangements. The banking business of the Corporation, or any part thereof, will be transacted with such banks, trust companies or other financial institutions as the board may designate, appoint or authorize from time to time and all such banking business, or any part thereof, will be transacted on the Corporation's behalf by one or more officers or other persons as the board may designate, direct or authorize from time to time.

15. Execution of instruments. Contracts, documents or instruments in writing requiring execution by the Corporation will be signed by hand by the President of the Corporation alone or by any two persons each of whom is a director or officer of the Corporation (whether under the corporate seal of the Corporation, if any, or otherwise) and all contracts, documents or instruments in writing so signed will be binding upon the Corporation without any further authorization or formality. The board is authorized from time to time by resolution

(a) to appoint any officer or any other person on behalf of the Corporation to sign by hand (whether under the corporate seal of the Corporation, if any, or otherwise) and deliver either contracts, documents or instruments in writing generally or to sign either by hand or by facsimile or mechanical signature or otherwise (whether under the corporate seal of the Corporation, if any, or otherwise) and deliver specific contracts, documents or instruments in writing, and

(b) to delegate to any two officers of the Corporation the powers to designate, direct or authorize from time to time in writing one or more officers or other persons on the Corporation's behalf to sign either by hand or by facsimile or mechanical signature or otherwise (whether under the corporate seal of the Corporation, if any, or otherwise) and deliver contracts, documents or instruments in writing of any type and on such terms and conditions as such two officers see fit.

Contracts, documents or instruments in writing that are to be signed by hand may be signed electronically. The term "contracts, documents or instruments in writing" as used in this by-law includes without limitation deeds, mortgages, charges, conveyances, powers of attorney, transfers and assignments of property of all kinds (including specifically but without limitation transfers and assignments of shares, warrants, bonds, debentures or other securities), proxies for shares or other securities and all paper writings.

MISCELLANEOUS

16. Invalidity of any provisions of this by-law. The invalidity or unenforceability of any provision of this by-law will not affect the validity or enforceability of the remaining provisions of this by-law.

17. Omissions and errors. The accidental omission to give any notice to any shareholder, director, officer or auditor or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting its substance will not invalidate any action taken at any meeting to which the notice related or otherwise founded on the notice.

INTERPRETATION

18. Interpretation. In this by-law and all other by-laws of the Corporation words importing the singular number only include the plural and vice versa; words importing any gender include all genders; words importing persons include individuals, corporations, limited and unlimited liability companies, general and limited partnerships, associations, trusts, unincorporated organizations, joint ventures and governmental authorities; "board" means the board of directors of the Corporation; "*Canada Business Corporations Act*" means *Canada Business Corporations Act*, R.S.C. 1985, c. C-44 as from time to time amended, re-enacted or replaced; terms that are not otherwise defined in this by-law have the meanings attributed to them in the *Canada Business Corporations Act*; and "meeting of shareholders" means an annual meeting of shareholders or a special meeting of shareholders.

MADE as of September 6, 2017.

CONFIRMED as of September 6, 2017.

(signature page follows)

CHARLES BOULANGER
President

CLAUDE DORÉ
Secretary

CHARLES BOULANGER
President

CLAUDE DORE
Secretary

DOCS 16900826